POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                     /s/ John H. Dobkin
                                     ------------------
                                     John H. Dobkin


Dated: November 3, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced, Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                     /s/ Michael J. Downey
                                     ---------------------
                                     Michael J. Downey


Dated: November 3, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Greater China `97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                     /s/ William H. Foulk, Jr.
                                     -------------------------
                                     William H. Foulk, Jr.


Dated: November 3, 2008

                                POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1 A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                     /s/ D. James Guzy
                                     -----------------
                                     D. James Guzy


Dated: November 3, 2008

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-lA of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                     /s/ Nancy P. Jacklin
                                     --------------------
                                     Nancy P. Jacklin


Dated: November 3, 2008

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford. C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                     /s/ Marc O. Mayer
                                     -----------------
                                     Marc O. Mayer

Dated: November 3, 2008

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-lA of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Greater China `97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                     /s/ Garry L. Moody
                                     ------------------
                                     Garry L. Moody

Dated: November 3, 2008

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy B. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-lA of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                     /s/ Marshall C. Turner, Jr.
                                     ---------------------------
                                     Marshall C. Turner, Jr.

Dated: November 3, 2008

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-lA of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                     /s/ Earl D. Weiner
                                     ------------------
                                     Earl D. Weiner

Dated: November 3, 2008

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Robert M. Keith, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A and any other filings of:

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Growth Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Thematic Growth Fund, Inc.
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Small/Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford. C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                     /s/ Robert M. Keith
                                     -------------------
                                     Robert M. Keith

Dated: November 3, 2008

SK 00250 0437 945671